Nanophase Technologies Corporation 8-K

EXHIBIT 10.2

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

EXCLUSIVE SUPPLY AGREEMENT

This Exclusive Supply Agreement (the “Agreement”) is made as of June 23, 2017, by and between Nanophase Technologies Corp., a Delaware corporation (“Seller”) and Eminess Technologies, Inc., an Arizona corporation (“Buyer”).

WHEREAS, Seller is a manufacturer of certain unique Ceria and Alumina nanoparticles as further described on Exhibit A attached hereto (the “Products”);

WHEREAS, Seller desires to supply to Buyer and Buyer desires to purchase from Seller the Products, upon and subject to the terms set forth in this Agreement;

WHEREAS, the parties desire to enter into this Agreement to provide a means for Buyer to use commercially reasonable efforts, with the encouragement and support of Seller, to expand the market for Products in the Polishing Field (as defined below);

WHEREAS, Seller enters into this Agreement with the intent of allowing itself to focus its business development efforts on areas outside of the Polishing Field, while continuing to manufacture Products on behalf of Buyer for sale in the Polishing Field;

WHEREAS, Seller considers Buyer to be competent and trusted counterparty in terms of business development and customer support in the Polishing Field;

WHEREAS, Buyer enters into this agreement with the intent of expanding its market reach in the Polishing Field, incorporating Products into existing Buyer product formats, as well as in formats to be developed in the future by Buyer;

WHEREAS, it is the intent of this Agreement that both Buyer and Seller will share a collaborative relationship in terms of creating new products and in addressing customer needs; and

WHEREAS, the parties intend this Agreement to signal the beginning of a long-term relationship, where both parties perceive a long-term and enduring benefit.

NOW THEREFORE, for and in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Buyer and Seller hereby agree as follows:

ARTICLE 1
DEFINITIONS

For purposes of this Agreement, the following terms shall have the meanings specified or referred to in this Article 1:

“Governmental Body” – means any federal, state, local, municipal, foreign, tribal or other governmental body entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority.

“Liability” or “Liabilities” – means any liability or liabilities, obligations, expenses, claims, taxes or assessments, losses, fines, penalties, settlements or damages of or by any Person.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

“Person” – means any individual, corporation, general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or Governmental Body.

“Polishing Field” – means polishing applications of the Products in which the object of polishing is to modify the material to be polished (the workpiece) to meet desired surface attributes. The mechanisms of polishing involve four components: the workpiece, fluid, abrasive, and pad or lap. The workpiece can vary in bulk composition and application (optical glass, semiconductor substrate or device layer, protective coating, etc.). The fluid is the liquid phase of the polishing slurry formulation and is characterized by its chemical composition and physical properties. The function of the abrasive is to mechanically remove material from the surface of the workpiece. Material removal is accomplished at the workpiece surface and pad/lap interface through either mechanical or a combination of chemical and mechanical action. Finally, the pad/lap is used to impose relative motion between the abrasives and the workpiece to facilitate material removal.

“Specifications” – means with respect to a Product, the specifications for such Product set forth on Exhibit A.

“Term” – means the period ending ten (10) years from the execution of the Agreement, or any extended term as contemplated in Article 12.

“Third Party” – means any Person other than a party hereto or its respective Affiliates.

ARTICLE 2
exclusive SUPPLY

1.

Pursuant to the terms and subject to the conditions contained in this Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller one hundred percent (100%) of Buyer’s requirements of the Products.

2.

Seller will supply Buyer with the Products purchased and sold pursuant to this Agreement in Seller’s standard container sizes utilizing Seller’s standard packaging. To the extent that any Products are altered or repackaged by or on behalf of Buyer, Buyer shall remove all of Seller’s container labeling from all such containers prior to their disposal.

3.

Notwithstanding anything to the contrary contained in this Agreement, Seller acknowledges and agrees that for a period of ten (10) years following the date of this Agreement, Seller shall not, and shall cause its affiliates and designees not to, directly or indirectly, use or market, promote or sell any of the Products to Persons, in each case for use in the Polishing Field; provided, that Seller may use the Products for surface preparation or modification of its own materials as may be required to facilitate placement of Products outside of the Polishing Field.

ARTICLE 3
PRICE

1.

The purchase price for the Products supplied hereunder shall be as shown on Exhibit B attached hereto.

ARTICLE 4
PAYMENT AND DELIVERY TERMS

1.

For Products directly shipped (drop-shipped) from Seller to an Existing Customer, payment terms shall be net [*] ([*]) days after shipping date. For products shipped to Buyer (for stock or re-shipment to customers), payment terms will be net [*] ([*]) days after shipping date to Buyer.

2.

Delivery will be FOB Seller’s facility (shipping point). Seller shall comply with reasonable delivery requirements of Buyer, which shall be at Buyer’s expense.

2

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

3.

Seller shall take batch samples of the Products supplied hereunder and shall retain such samples in accordance with Seller’s internal policies and quality controls. All batch deliveries of Products supplied hereunder shall be accompanied by a certificate of analysis.

ARTICLE 5
QUANTITIES AND PURCHASE ORDER; ANNUAL MINIMUMS

1.

The Buyer shall periodically provide Seller with a rolling forecast setting forth its purchase requirements for the following twelve calendar months for each Product (each a “Buyer Forecast”). The Buyer Forecast is non-binding; provided that Buyer shall use commercially reasonable efforts to promptly provide any updates to a Buyer Forecast in the event there are material changes in a Buyer Forecast.

2.

Buyer shall deliver from time to time written purchase orders (an “Order”) for the quantities of the Products Buyer desires to purchase hereunder. The Order shall represent a binding commitment by Buyer to purchase and a binding commitment by Seller to supply. Notwithstanding anything contained in this Agreement or any Order, unless otherwise expressly agreed upon by the parties in writing, no modification of this Agreement shall be effected by the use of any Order or other form containing any terms and/or conditions that are inconsistent with those of this Agreement. The parties hereby acknowledge and agree that, unless otherwise expressly agreed upon by the parties in writing, any such inconsistent terms and conditions shall be void and of no force or effect against the parties and in the event of any conflict between the terms and conditions contained in this Agreement and any terms and conditions contained in any Order or other form, the terms and conditions contained in this Agreement shall govern.

On an annual basis, Buyer shall purchase from Seller a minimum amount of Products with an aggregate purchase price of $[*] (the “Annual Minimum”). The Annual Minimum shall be measured each calendar quarter based on the prior 12 months of purchases by Buyer. If, at any time the Annual Minimum is measured, Buyer has failed to meet the Annual Minimum, at Buyer’s election, Buyer shall (a) submit a purchase order to Seller for Products so as to cause Buyer to meet the Annual Minimum, or (b) pay to Seller an amount equal to [*]% of the difference between Buyer’s actual purchases of Product and the Annual Minimum; provided, however, that in the event that Buyer elects option (b) above, and in any subsequent calendar quarter occurring during the twelve (12) month period following Buyer’s election of option (b) above, Buyer’s purchases are in excess of the Annual Minimum, Buyer shall be entitled to a credit of any amounts paid to Seller under option (b) above against purchase made in excess of the Annual Minimum up to the amount paid to Seller under option (b) above.

ARTICLE 6
HAZARDS AND STEWARDSHIP

Except as expressly provided in this Agreement, neither Seller nor any of its affiliates shall be liable for any personal injury or property damage, harm to the environment or pollution arising out of or connected with the manufacture, marketing, promotion, import, storage, formulation, distribution or other handling or sale of the Products by Buyer, except to the extent the same arises from Seller’s or its affiliates’ negligence or willful misconduct in connection with Seller’s or its affiliates’ handling, processing, transportation, storage or possession of the Products when the Products are under Seller’s or its affiliates’ care and custody.

ARTICLE 7
WARRANTIES

Seller warrants that the Products do not contain any ingredients that are known by Seller to be carcinogenic, mutagenic, or teratogenic. Only standard chemical hygiene practices and personal protective equipment are recommended for producing and/or handling the Products, as defined in the Product SDSs. Based on Seller’s current knowledge, the acids and bases that are used to adjust the Product pH represent the most significant health and safety risk, which at the concentrations used, do not pose an extreme hazard. None of the waste streams from the manufacture of the Products is currently classified/regulated as hazardous material. Spent slurry from Product use may or may not be deemed as hazardous material depending on the composition of the substrates being polished, and need to be assessed on an individual basis by the entities involved in those activities.

3

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

ARTICLE 8
INDEMNIFICATION

1.

Buyer agrees to indemnify, defend and hold Seller and its directors, officers, employees, stockholders and members harmless from and against all Liabilities and/or judgments (collectively, “Damages”) arising out of a (i) claim by a Third Party to the extent relating to the marketing, promotion, import, storage, formulation, distribution or other handling or sale of the Products by or on behalf of Buyer, except to the extent relating to a breach by Seller of its warranties contained in Article 7.

2.

Seller agrees to indemnify, defend and hold Buyer and its directors, officers, employees, stockholders and members harmless from and against all Damages arising out of (i) a claim by a Third Party to the extent such claim results from a breach by Seller of its warranties contained in Article 7 or (ii) a breach by Seller of this Agreement.

ARTICLE 9
GOVERNING LAW

1.

This Agreement shall be governed by the substantive laws of the State of Arizona, without regard to its conflicts of laws principles, and the State and Federal courts in the City of Phoenix, Arizona shall have exclusive jurisdiction over any proceeding seeking to enforce any provision of, or based upon any right arising out of, this Agreement. The parties do hereby irrevocably (a) submit themselves to the personal jurisdiction of such courts, (b) agree to service of such courts’ process upon them with respect to any such proceeding, and (c) waive any objection to venue laid therein. The parties acknowledge and agree that the foregoing choice of law and forum provisions are the product of an arm’s length negotiation between the parties. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT ALLOWED UNDER LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS.

2.

The parties acknowledge and agree that the foregoing choice of law and forum provisions are the product of an arms length negotiation between the parties.

ARTICLE 10
DEVELOPMENT OF NEW PRODUCTS

1.

In the event that Buyer desires that Seller develop and produce additional and/or new nanoparticle products to be supplied pursuant to this Agreement, Buyer will prepare a business case for discussion with Seller, which business case may or may not include additional compensation to Seller (e.g. for development of the additional and/or new products, or in the form of future product margin, royalties, or any other form of payment). After delivery of such business case to Seller, the parties will confer in good faith as to whether Seller will develop and product such additional and/or new product; provided that Seller will have full discretion, acting reasonably, to determine whether to develop and product such additional and/or new products. In the event that Seller elects to develop and produce such additional and/or new products, this Agreement shall be amended by the parties to include such additional and/or new products.

2.

In the event that Seller desires to develop and produce additional and/or new nanoparticle products or technologies to be supplied pursuant to this Agreement, Buyer and Seller will use commercially reasonable efforts to prepare a business case and upon mutual agreement by the parties of such business case, this Agreement shall be amended by the parties to include such additional and/or new products or technologies.

4

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

ARTICLE 11
EQUIPMENT PURCHASE

1.

In connection with the purchase and supply of Products pursuant to this Agreement, Buyer shall acquire from Seller and Seller shall sell to Buyer the items of equipment set forth on Exhibit C attached hereto for a purchase price of $36,000.00. Such items of equipment will be transferred to Buyer pursuant to a bill of sale in a form reasonably acceptable to Seller, and upon delivery of such bill of sale to Buyer, Buyer shall pay the purchase price for the equipment by wire transfer of immediately available funds, or such other payment method as may be mutually acceptable to the parties.

ARTICLE 12
TERM AND TERMINATION; OPTION TO OBTAIN A LICENSE

1.

This Agreement shall commence on the date hereof and continue to be in full force and effect for a period of ten (10) years (the “Term”), unless renewed pursuant to Article 12(3) below.

2.

This Agreement may be terminated by a party as follows:

(a)

immediately, in the event the other party (i) becomes the subject of a petition for a bankruptcy order or declares or is being declared bankrupt, (ii) shall become insolvent or unable to pay its debts when due, (iii) makes an assignment for the benefit of creditors and/or (iv) takes or suffers any other similar events;

(b)

immediately, in the event of the dissolution, liquidation or winding up of the other party; or

(c)

upon a material breach or default in the performance of the other party of its respective obligations under this Agreement, and if following written notification of such material breach or default, such material breach or default has not been fully cured by the breaching party within sixty (60) days after receipt of such written notice.

3.

In the event that Buyer terminates this Agreement pursuant to Article 12(2) above, upon such termination, Seller hereby grants to Buyer an irrevocable option to obtain from Seller, an exclusive, assignable, irrevocable license, with the right to sublicense, to all know-how, formulations and technology necessary to make, have made, use, offer for sale, sell, have sold, and import the Products in the Polishing Field anywhere in the world. Such license shall expire on the date that this Agreement would have otherwise terminated had it not been terminated early by Buyer pursuant to Article 12(2). Buyer shall pay to Seller a one-time royalty of $10,000 for such license, and upon such payment, the license contemplated by this Article 12(3) shall be and hereby is granted to Buyer.

4.

Commencing on the date that is twelve (12) months prior to the expiration of the terms, Seller and Buyer will, in good faith, evaluate this Agreement and negotiate an extension of this Agreement upon terms and conditions acceptable to both Buyer and Seller. If Buyer and Seller are unable to reach agreement regarding an extension, then either party may, by at least 180 days prior notice to the other party, elect to terminate this Agreement upon expiration of the initial Term.

5

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

ARTICLE 13
FORCE MAJEURE

1.

No party shall be liable for its delay in performing or failure to perform hereunder (other than to make payments of any amounts due hereunder) as a result of any contingency beyond its reasonable control, including acts of God, fires, floods, wars, civil insurrection, general military obligation, sabotage, machinery breakdown (provided the party claiming a machinery breakdown has continued to maintain such machinery in the same manner that the party maintains such machinery as of the date of this Agreement), accidents, lockouts, labor disputes or shortages, any governmental laws, ordinances, rules, regulations, bans, action or inaction by Governmental Bodies (whether valid or invalid, including priorities, requisitions, allocations and price adjustment restrictions), delay or inability to obtain supplies, labor, raw materials, energy, transportation, or any other similar contingency (each such contingency herein referred to as a “Force Majeure”).

2.

The party pleading circumstances of Force Majeure shall notify the other Party in writing of the existence of such Force Majeure within twenty (20) days of the first day of such Force Majeure and shall also notify the other party as soon as the circumstances giving rise to such Force Majeure have abated and/or ceased.

3.

If Seller’s ability to supply the Products or to obtain any or a sufficient quantity of any material used directly or indirectly in the manufacture thereof, is limited or reduced by reason of Force Majeure, Seller shall notify Buyer of the same and in such case, Seller may allocate its available supply of the Products (without obligation to acquire other supplies of active ingredient or other material) among itself, Buyer and its other purchasers in proportion to the documented demands for each entity at the point in time when the need for a limitation or reduction is identified.

ARTICLE 14
ASSIGNMENT, SUCCESSORS AND NO THIRD PARTY RIGHTS

In no event shall Buyer assign any of its rights or obligations under this Agreement, in whole or in part, without the prior written consent of Seller, which consent may be granted or withheld in the sole discretion of Seller, provided, however that Buyer may assign or transfer this Agreement to (i) an affiliate or (ii) a purchaser of all or substantially all of Buyer’s business, in either case, without obtaining the consent of Seller. In no event shall Seller assign any of its rights or obligations under this Agreement, in whole or in part, without the prior written consent of Buyer, which consent may be granted or withheld in the sole discretion of Buyer, provided, however that Seller may assign or transfer this Agreement to (a) an affiliate or (b) a purchaser of all or substantially all of Seller’s business, in either case, without obtaining the consent of Buyer. This Agreement will apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties. Unless otherwise expressly provided herein, nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement and their successors and permitted assigns any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and permitted assigns.

ARTICLE 15
SEVERABILITY

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

ARTICLE 16
NOTICES

All notices, consents, waivers, and other communications under this Agreement must be in writing and shall be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) upon written confirmation of receipt when sent by PDF or facsimile transmission; provided, that a hard copy is mailed by registered or certified mail, return receipt requested promptly thereafter or (c) received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses set forth below (or to such other addresses as a party may designate by notice to the other party):

6

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

If to Seller:

Nanophase Technologies Corp.

1319 Marquette Drive

Romeoville, IL 60446

Attn: Jess Jankowski

If to Buyer:

Eminess Technologies, Inc.

7272 East Indian School Road

Suite 350

Scottsdale, AZ 85251

Attn: Dan Koharko

ARTICLE 17
RELATIONSHIP OF PARTIES

Nothing contained in this Agreement shall be construed so as to operate or to place any party or its affiliates in the relationship of employee or agent or joint venture or legal representative of the other party or its affiliates and it is hereby expressly agreed and acknowledged that each of the parties hereto is an independent contracting party which does not have the authority or power for or on behalf of the other party hereto to enter into any contract, to incur debts, to accept money, to assume obligations or to make any warranties or representations whatsoever.

ARTICLE 18
ENTIRE AGREEMENT AND MODIFICATION

This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by Buyer and Seller.

ARTICLE 19
HEADINGS; CONSTRUCTION

The headings of articles in this Agreement and the headings in the Exhibits attached hereto are provided for convenience only and will not affect its construction or interpretation. Unless otherwise stated herein, all references to “Article” or “Articles” refer to the corresponding article or articles of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words “including”, “include” and “includes” do not limit the preceding words or terms. Any reference to a specific “day” or to a period of time designated in “days” shall mean a calendar day or period of calendar days unless the day or period is expressly designated as being a business day or period of business days. The use of “or” is not intended to be exclusive unless expressly indicated otherwise. All amounts denominated in dollars or “$” in this Agreement are references to United States dollars unless expressly indicated otherwise. The parties hereto acknowledge and agree that (a) each party and its counsel have reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision, (b) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement and (c) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto, regardless of which party was generally responsible for the preparation of this Agreement.

7

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

ARTICLE 20
NO IMPLIED WAIVERS; NO JURY TRIAL

Except as otherwise set forth herein, the rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement shall operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege shall preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT ALLOWED UNDER LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS.

ARTICLE 21
COMPLIANCE WITH LAWS

Each party shall comply with all applicable laws in the performance of its obligations under this Agreement

ARTICLE 22
COUNTERPARTS

This Agreement may be executed in any number of counterparts (including via facsimile or portable document format (PDF)), each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

[Signature Page Follows]

8

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

SELLER:

NANOPHASE TECHNOLOGIES CORP.

By:	/s/ Jess Jankowski
Name:	Jess Jankowski
Title:	President and CEO

BUYER:

EMINESS TECHNOLOGIES, INC.

By:	/s/ Daniel N. Koharko
Name:	Daniel N. Koharko
Title:	CEO

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT A

Products and Specifications

Dispersions-Commercial Name	Weight %	Particle Size (nominal)	Standard Package
NanoArc® [*]	[*]	[*] nm (BET)	[*]kg Pail,
[*]kg drum,
[*]kg Tote
NanoArc® [*]	[*]	[*]nm (BET)	[*]kg Pail
NanoArc® [*]	[*]	[*]nm (BET)	[*]kg Pail
NanoArc® [*]	[*]	[*]nm (BET)	[*]kg Pail

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT B-1

Prices

Schedule A:

The price paid to Seller for sales of the Products to Seller’s existing customers with the product combinations set forth below on Exhibit B-2 (the “Existing Customer-Product Combinations”) for sales up to the Baseline Annual Usage (kg) as shown on Exhibit B-2 shall be a percentage of Customer Net Sales as follows:

Product	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026
[*]	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%
[*]	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%

Schedule B:

The price paid to Seller for sales of the Products to: (1) Seller’s Existing Customer-Product Combinations for sales greater than the Baseline Annual Usage (kg) as shown on Exhibit B-2, or (2) to new customer-product combinations shall be a percentage of Customer Net Sales as follows:

Product	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026
[*]	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%
[*]	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%

* After 2026, Buyer and Seller shall evaluate the markets for [*] and [*] Products, and either extend the existing pricing regime, or negotiate a commercially acceptable agreement with regard to sales of the Products.

For purposes of this Agreement, the term “Customer Net Sales” means a customer’s aggregate Product purchases in kilograms times (1) as applicable, the Baseline Price ($/kg) (as shown on Exhibit B-2) or, (2) as applicable, the price per kilogram paid by the customer for such Product, less, in either case, the amount of any returns and credits.

Schedule C:

The price paid to Seller for sales of any new products (i.e. products that are not in circulation as of the date of this Agreement) to any customer (both Existing Customers and new customers shall equal [*] ([*]) times Seller’s cost of goods sold for any such products.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT B-2

EXISTING CUSTOMERS AND PRODUCT COMBINATIONS

Product Series	Customer	Product	Baseline Price ($/kg)	Baseline Annual Usage (kg)	Annual Baseline Sales ($)	Average Days to Payment
[*]	[*]	NanoArc [*]	[*]	[*]	[*]	[*]
	[*]	NanoArc [*]	[*]	[*]	[*]	[*]
	[*]	NanoArc [*]	[*]	[*]	[*]	[*]
	[*]	NanoArc [*]	[*]	[*]	[*]	[*]
	[*]	NanoArc [*]	[*]	[*]	[*]	[*]
	[*]	NanoArc [*]	[*]	[*]	[*]	[*]
	[*]	NanoArc [*]	[*]	[*]	[*]	[*]
	[*]	NanoArc [*]	[*]	[*]	[*]	[*]
		Subtotal	[*]	[*]	[*]
	[*]	NanoArc [*]	[*]	[*]	[*]	[*]
[*]	[*]	NanoTek [*]	[*]	[*]	[*]	[*]
				TOTAL	[*]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT C

Equipment

[*]

-  [*]

-  Model #: [*]

-  Serial #: [*]

[*]

-  Model #: [*]

-  Serial #: [*]